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                                  EXHIBIT 9(e)
          Revised Schedule A to Management and Administration Agreement





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                                                         Dated: February 5, 1999

                                   Schedule A
                                     to the
                     Management and Administration Agreement
                     between The BB&T Mutual Funds Group and
                            BISYS Fund Services, Inc.
               (formerly The Winsbury Company Limited Partnership)

        Name of Fund                                Compensation*
        ------------                                -------------
BB&T U.S. Treasury Money Market Fund         Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Short-Intermediate U.S. Government      Annual Rate of twenty
Income Fund                                  one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Intermediate U.S. Government Bond       Annual Rate of twenty
Fund                                         one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Growth and Income Stock Fund            Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T North Carolina Intermediate             Annual Rate of twenty
Tax-Free Fund                                one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Balanced Fund                           Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Small Company Growth Fund               Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets


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
BB&T International Equity Fund               Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Capital Manager                         Annual Rate of five one-hundredths
Conservative Growth Fund                     of one percent (.05%) of each such
                                             Fund's average daily assets

BB&T Capital Manager Moderate                Annual Rate of five one-hundredths
Growth Fund                                  of one percent (.05%) of each such
                                             Fund's average daily assets

BB&T Capital Manager Growth Fund             Annual Rate of five one-hundredths
                                             of one percent (.05%) of each such
                                             Fund's average daily assets

BB&T Prime Money Market Fund                 Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Large Company Growth Fund               Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T South Carolina Intermediate Tax-Free    Annual Rate of twenty
Fund                                         one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Virginia Intermediate Tax-Free Fund     Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Equity Index Fund                       Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets




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
BB&T Intermediate Corporate Bond Fund        Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

BB&T Tax-Free Money Market Fund              Annual Rate of twenty
                                             one-hundredths of one percent
                                             (.20%) of each such Fund's average
                                             daily assets

                                        BB&T MUTUAL FUNDS GROUP

                                        By:       /s/
                                           --------------------------------

                                        Title:
                                               ----------------------------

                                        BISYS FUND SERVICES
                                        LIMITED PARTNERSHIP
                                        (formerly The Winsbury Company Limited
                                        Partnership)

                                        By: BISYS Fund Services, Inc.
                                              General Partner

                                        By:       /s/
                                           --------------------------------

                                        Title:
                                               ----------------------------


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     *All fees are computed daily and paid periodically.




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